Exhibit 10(tt)

INSERTION ORDER     s      a       n       d       b       o       x       .       n       e       t
                    --------------------------------------------------------------------------------
                    www.sandbox net     info@sandbox net    602.468.6400        2231 East Camelback
                                                            602.468.6401 FAX    Suite 324
                                                                                Phoenix, AZ  85016

                                                                                TRACER Design, Inc.

Advertiser        MetLife                                              Today's date     9/29/1997
           ---------------------------------------------------                      -------------
Billing address   One Madison Avenue                                   Booked by        Connery
                ----------------------------------------------                   ----------------
City/State/Zip    New York, NY  10010-3690                             Booking method
               -----------------------------------------------                       ------------
Telephone         212.578.0265                                         Payment method
          ----------------------------------------------------                       ------------
Fax      212.683.6570                                                  Payment method
    ----------------------------------------------------------                       ------------
Contact's e-mail address            dstorfer@metlife.com               P.O. #
                         -------------------------------------               ------------
Contact name               Doron Storfer
             ---------------------------

For questions regarding advertising files, Sandbox should contact:

Name              Doron Storfer
     ---------------------------------------------
Telephone         212.578.0265
         -----------------------------------------
Agency            in-house
      --------------------------------------------
Agency contact
              ------------------------------------

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Billing Information


--------------------------------------------------------------------------------
     Page Views     Gross Rate     Gross     Agency    Miscellaneous     Net Due
                     per View               Discount     Discounts
500,000                                                              $23,000 PER
                                                                     MO.
--------------------------------------------------------------------------------
Advertising start date     11/10/97          End date         5/4/98
                      ----------------------         ----------------------

Ad to appear in:    [ ] Run of Sandbox Site
                      [ ] Special pages (Please List) MetLife Mutual Fund Center

Is this ad a pick-up?   [ ] No     [ ] Yes, which ad?
                                                     ---------------------------

Special Instructions:
Integrated sponsorship  opportunity whose technological elements will be created
--------------------------------------------------------------------------------
by  Sandbox  and be subject to MetLife  approval.  Raw  content  and links to be
--------------------------------------------------------------------------------
supplied by MetLife.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Material due date to Sandbox (images due one week prior to insertion)

-------------------------------------

Please  forward  all   advertising   materials  to:   Dolores   White,   Sandbox
Entertainment Corporation, 2231 East Camelback Road, Suite 324, Phoenix, AZ 85016 or e-mail to: adinfo@sandbox.net

Sandbox
Insertion Order
Page 2

Value Pack (Please check appropriate boxes and fill in required information).....................................................
[X] Product Integration                                                    [ ] Interactive  Ad (up to three pages)
[ ] Prize Integration (Explain in Special Instructions)                        [ ] Supplied by advertiser
[X] Home Page Integration to link to:                                          [ ] Sandbox to develop
       URL  MetLife.com
          --------------------------------------------                     [ ] CyberCoupons
                                                                               Please attach information needed on the Coupon
[X] Banners (.gif 468 by 60 Pixels, 72 dpi, size greater than 10Kb)
    [ ] Single                                                             [ ] Reader Response Card (from  interactive  Ad)
    [X]  Multiple                                                              Please attach questions that are needed on the
    [ ] Banner  provided  in .gif  format                                      Response Card.
    [ ] Sandbox  to develop (advertiser to provide raw                         Send replies to:
        materials and information)                                             [ ] e-mail
                                                                                         ----------------------------------------
[ ] Buttons (.gif 55 by 55 Pixels, 72 dpi, size greater than 10Kb)             [ ] fax
    [ ] Single                                                                        -------------------------------------------
    [ ]  Multiple                                                              [ ] mail
    [ ] Button  provided  in .gif  format                                              ------------------------------------------
    [ ] Sandbox  to develop (advertiser to provide raw
        materials and information)                                             Are there any incentives for filling out the form.
                                                                               [ ] No
[ ] Banner Alt Text                                                            [ ] Yes (What is it?)
                   -----------------------------------                                              -----------------------------
------------------------------------------------------
                                                                           [ ] Usage Reports Required
[ ] Button Alt Text                                                            [ ] Number of requests per specific  page/ad
                   -----------------------------------                         [ ] Number of ad banner views
------------------------------------------------------                         [ ] Number of connections to advertiser's
                                                                               home page
[ ] Banner Connection
    [ ] Go to interactive ad then home page                                [ ] Forums
    [ ] Go to home page directly                                               Provide information on what type of forum.
    [ ] Go to URL
                 -------------------------------------                         --------------------------------------------------
                                                                               --------------------------------------------------
[ ] Button Connection
    [ ] Go to interactive ad then home page
    [ ] Go to home page directly
    [ ] Go to URL
                 -------------------------------------

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This insertion order is hereby agreed to by the advertiser.  Signature indicates advertiser has read and understands the conditions and requirements on the current rate card. No rate protection implied.

Approved By: /s/ Doron Storfer     (Print Name): Doron Storfer   Date:   9/29/97
            -----------------------             -----------------     ----------

Sandbox Confirmation:
                     -----------------------------------------------------------
--------------------------------------------------------------------------------
Terms of payment - Net 10 days upon receipt of signed insertion order. Purchase orders must accompany the insertion order. Reservations will not be held without a signed insertion order. Sandbox shall have the right to hold the advertiser and/or its agent jointly and severely liable for such monies Sandbox is due.

Make checks payable to TRACER:

Sandbox reserves the right to refuse any advertiser request, or to cancel advertisers that do not fulfill advertising terms and conditions set forth in the Sandbox media kit. Sandbox does not accept advertising from organizations selling products or services related to tobacco, firearms or pornography. Sandbox makes no guarantee that statistics will be equal to any published numbers at any given time. Sandbox shall not be held liable for any claims as they relate to said usage statistics. Sandbox provides advertiser with usage statistics only as a courtesy to the sponsor.